Empresa Mixta Ecosocialista Siembra Minera, S.	9 Months Ended
Sep. 30, 2017
Empresa Mixta Ecosocialista Siembra Minera, S. [Abstract]
Empresa Mixta Ecosocialista Siembra Minera, S.

Note 8.      Empresa Mixta Ecosocialista Siembra Minera, S.A.:

In August 2016, we executed an agreement with the government of Venezuela to form a jointly owned company and in October 2016, together with an affiliate of the government of Venezuela, we established Empresa Mixta Ecosocialista Siembra Minera, S.A. ("Siembra Minera"). The primary purpose of this entity is to develop the Siembra Minera Project.

Siembra Minera is beneficially owned 55% by Corporacion Venezolana De Mineria, S.A., a Venezuelan government corporation, and 45% by Gold Reserve. Siembra Minera holds certain gold, copper, silver and other strategic mineral rights contained within Bolivar State comprising the Siembra Minera Project (which has a 40 year term consisting of 20 years with two 10 year extensions) and is, among other things authorized, via Presidential Decrees and Ministerial resolutions, to carry on its business, pay a net smelter return royalty to Venezuela on the sale of gold, copper, silver and any other strategic minerals over the life of the project and provide net profits participation based on the sales price of gold per ounce. Pursuant to the Settlement Agreement, the parties will retain their respective interest in Siembra Minera in the event the settlement payments are not made by Venezuela.

Siembra Minera has not recorded any expenses to date as its initial costs have been borne by the Company and Venezuela. The Company's cumulative expenditures associated with Siembra Minera through September 30, 2017 amounted to approximately $7.0 million, including approximately $1.6 million in 2016 and $5.4 million during the nine months ended September 30, 2017. These expenditures included compensation and other costs of consultants working on the project. These amounts have been recognized in the Consolidated Statement of Operations.